                          TYCO INTERNATIONAL GROUP S.A.

                                 Debt Securities

                             Underwriting Agreement

June 4, 1998

To the Representatives named
in Schedules I-A, I-B and I-C hereto
of the Underwriters named in
Schedules II-A, II-B and II-C hereto

Ladies and Gentlemen:

         Tyco International Group S.A., a Luxembourg company (the "Company"), proposes to issue and sell to the underwriters named in Schedules II-A, II-B and II-C hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), the principal amount of its debt securities identified in Schedules I-A, I-B and I-C hereto (the "Securities"), to be issued under the indenture specified in each of Schedules I-A, I-B and I-C hereto (the "Indenture") among the Company, Tyco International Ltd., a Bermuda company and the sole shareholder of the Company ("Tyco"), and the Trustee identified in each of Schedules I-A, I-B and I-C (the "Trustee"). The Securities will be unconditionally guaranteed by Tyco. If the firm or firms listed in Schedules II-A, II-B and II-C hereto include only the firm or firms listed in Schedules I-A, I-B and I-C hereto, then the terms "Underwriters" and "Representatives", as used herein shall each be deemed to refer to such firm or firms.

         The Company and Tyco have prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement (the file number of which is set forth in each of Schedules I-A, I-B and I-C hereto) on Form S-3, relating to certain debt securities (the "Debt Securities") to be issued from time to time by the Company and guarantees to be issued by Tyco (the "Guarantees", and together with the Debt Securities, the "Shelf Securities"). The Company and Tyco also have filed with, or propose to file with, the Commission pursuant to Rule 424 under the Securities Act a prospectus supplement specifically relating to the Securities and the Guarantees. The registration statement, as amended to the date of this Agreement, is hereinafter referred to as the "Registration Statement" and the related prospectus covering the Shelf Securities in the form first used to confirm sales of the Securities and the Guarantees is hereinafter referred to as the "Basic Prospectus". The Basic Prospectus as supplemented by the prospectus supplement specifically relating to the Securities and the Guarantees in the form first used to confirm sales of the Securities is hereinafter referred to as the "Prospectus". If the Company and Tyco have filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities


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Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. Any reference in this Agreement to the Registration Statement, the Basic Prospectus, any preliminary form of the Prospectus (a "preliminary prospectus") previously filed with the Commission pursuant to Rule 424 or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act which were filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") on or before the date of this Agreement or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be; and any reference to "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed under the Exchange Act after the date of this Agreement, or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be, which are deemed to be incorporated by reference therein; provided, however, that documents incorporated by reference shall not be deemed to include any document filed by the Company or Tyco under the Exchange Act to the extent that it is superseded in whole or in part by any document subsequently filed by the Company or Tyco pursuant to the Securities Act or the Exchange Act. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus and the Prospectus, or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

          The Company and Tyco hereby agree with the Underwriters as follows:

          1. The Company agrees to issue and sell the Securities and Tyco agrees to issue the Guarantees to the several Underwriters as hereinafter provided, and each Underwriter, on the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Company the respective principal amount of Securities set forth opposite such Underwriter's name in Schedules II-A, II-B and II-C hereto at the purchase price set forth in Schedules I-A, I-B and I-C hereto plus accrued interest, if any, from the date specified in Schedules I-A, I-B and I-C hereto to the date of payment and delivery.

          2. The Company and Tyco understand that the several Underwriters intend (i) to make a public offering of their respective portions of the Securities and the Guarantees and (ii) initially to offer the Securities and the Guarantees upon the terms set forth in the Prospectus.

          3. Payment for the Securities shall be made by wire transfer in immediately available funds to the account specified by the Company to the Representatives no later than noon on the Business Day prior to the Closing Date (as defined below), on the date and at the time and place set forth in each of Schedules I-A, I-B and I-C hereto (or at such other time and place on the same or such other date, not later than the fifth Business Day (as defined below) thereafter, as you and the Company may agree in writing). As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City. The

                                       -2-
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time and date of such payment and delivery with respect to the Securities are referred to herein as the "Closing Date".

          Payment for the Securities shall be made against delivery to the nominee of The Depository Trust Company for the respective accounts of the several Underwriters of global notes (the "Global Notes") representing the Securities, with any transfer taxes payable in connection with the transfer to the Underwriters of the Securities duly paid by the Company. The Global Notes will be made available for inspection by the Representatives at the office of J.P. Morgan Securities Inc., 60 Wall Street, New York, New York 10260, not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date.

          4. The Company and Tyco, jointly and severally, represent and warrant to each Underwriter that:

                   (a) the Company and Tyco meet the requirements for use of the
              Form S-3 under the Securities Act in respect of the registration of the Securities and the Guarantees; the Registration Statement has been declared effective by the Commission under the Securities Act; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company or Tyco, threatened by the Commission and any request on the part of the Commission for additional information has been complied with; and the Registration Statement and Prospectus (as amended or supplemented if the Company and Tyco shall have furnished any amendments or supplements thereto) comply, or will comply, as the case may be, in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Trust Indenture Act"), and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus and any amendment or supplement thereto, in the light of the circumstances under which they were made) not misleading, and the Prospectus, as amended or supplemented at the Closing Date, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties shall not apply to (i) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee, and (ii) statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company or Tyco in writing by such Underwriter through the Representatives expressly for use therein; each preliminary prospectus and the Prospectus, including any amendment or supplement thereto, delivered to the Underwriters for use in connection with the offering contemplated hereby were identical to the electronically transmitted copies

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              thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T of the Securities Act;

                   (b) the documents incorporated by reference in the
              Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                   (c) Coopers & Lybrand L.L.P. who certified the financial
              statements and supporting schedules included or incorporated by reference in the Registration Statement are independent public accountants required by the Securities Act;

                   (d) the financial statements, and the related schedules and notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of Tyco and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the periods specified; said financial statements have been prepared in conformity with United States generally accepted accounting principles ("GAAP") applied on a consistent basis, except as otherwise disclosed therein, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein; the pro forma financial information, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus has been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and is based upon good faith estimates and assumptions believed by Tyco to be reasonable; and the selected financial data included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement;

                   (e) since the respective dates as of which information is
              given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt (on a consolidated basis) of Tyco, or any material adverse change, or any development involving a prospective material adverse change that is reasonably likely to occur, in or affecting the general affairs, business,

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              prospects, management, financial position, shareholders' equity or results of operations of Tyco and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), otherwise than as set forth or contemplated in the Prospectus; and except as set forth or contemplated in the Prospectus, neither Tyco nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) material to Tyco and its subsidiaries, taken as a whole;

                   (f) the Company is a corporation duly and validly organized and existing under the laws of Luxembourg, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Prospectus, and is duly qualified as a foreign corporation to transact business and is in good standing under the laws of each other jurisdiction in which the nature of its business or its ownership or leasing of its properties requires qualification, except where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                   (g) Tyco is a limited liability company duly and validly
              organized and existing and in good standing under the laws of Bermuda, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Prospectus, and is duly qualified as a foreign corporation to transact business and is in good standing under the laws of each other jurisdiction in which the nature of its business or the ownership or leasing of its properties requires qualification, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect;

                   (h) each of the Company's subsidiaries listed on Schedule III hereto is a "significant subsidiary" (as such term is defined in Rule 1-02 of Regulation S-X under the Securities Act), is duly and validly organized and existing as a corporation under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, is duly qualified as a foreign corporation to transact business and is in good standing under the laws of each jurisdiction in which the nature of its business or its ownership or leasing of its properties requires qualification, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect; and, except as otherwise disclosed in the Registration Statement, all the outstanding shares of capital stock of the Company and each subsidiary of the Company have been duly authorized and validly issued, are fully-paid and non-assessable, and (except as indicated on Schedule III for non-material liens that have arisen in the ordinary course of business and, in the case of non-United States subsidiaries, for directors' qualifying shares) are owned by the Company, as the case may be, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims;

                   (i) Tyco had as of the date indicated in the Prospectus a
              duly authorized and outstanding capitalization as set forth in the Prospectus in the column entitled

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              "Actual"; except as disclosed in the Prospectus, there are no holders of securities (debt or equity) of Tyco or any of its subsidiaries, or holders of rights, warrants or options to obtain securities of Tyco or any of its subsidiaries who have the right to request the Company or Tyco to register securities held by them under the Securities Act other than holders who have elected not to exercise their rights or whose securities have been so registered;

                   (j) this Agreement has been duly authorized, executed and
              delivered by each of the Company and Tyco;

                   (k) the Securities have been duly authorized and when duly authenticated by the Trustee pursuant to the Indenture and issued and delivered pursuant to this Agreement, will have been duly executed, issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture; the Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding instrument of the Company; the Indenture has been duly qualified under the Trust Indenture Act; and the Securities and the Indenture will conform in all material respects to the descriptions thereof in the Prospectus;

                   (l) the Guarantees have been duly authorized and when the
              Securities have been duly authenticated by the Trustee pursuant to the Indenture and issued and delivered pursuant to this Agreement, will have been duly executed, issued and delivered and will constitute valid and binding obligations of Tyco entitled to the benefits provided by the Indenture; the Indenture has been duly authorized, executed and delivered by Tyco and constitutes a valid and binding instrument of Tyco; and the Guarantees will conform in all material respects to the descriptions thereof in the Prospectus;

              (m) neither Tyco nor any of its subsidiaries is, or, with the giving of notice or lapse of time or both would be, in violation of or in default under, its memorandum of association, articles of organization, certificate of incorporation or other similar charter document (each a "Charter") or by-laws or any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which Tyco or any of its subsidiaries is a party or by which it or any of them or any of their respective properties is bound or subject, except for violations and defaults which individually and in the aggregate would not result in a Material Adverse Effect, or are not material to the holders of the Securities and the Guarantees; the execution, delivery and performance of this Agreement, the Indenture, the Securities and the Guarantees by the Company and Tyco, as the case may be, the consummation of the transactions contemplated herein, therein and in the Prospectus (including the issuance and sale of the Securities and the Guarantees and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and the compliance by the Company and Tyco of their respective obligations under this Agreement, the Indenture, the Securities and the Guarantees do not and will not

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              conflict with or result in a breach of any of the terms or provisions of or with the giving of notice or lapse of time or both constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon the property or assets of Tyco or any of its subsidiaries pursuant to, any indenture, mortgage, deed or trust, loan agreement or other material agreement or instrument to which Tyco or any of its subsidiaries is a party or by which Tyco or any of its subsidiaries is bound or to which any of the property or assets of Tyco or any of its subsidiaries is subject, except for such conflicts, breeches, defaults, liens, charges or encumbrances that would not result in a Material Adverse Effect, nor will any such action result in any violation of the provisions of the Charter or the by-laws of Tyco or any of its subsidiaries or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Tyco or any of its subsidiaries or any of their respective properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities and the issue of the Guarantees or the consummation by the Company or Tyco of the transactions contemplated by this Agreement or the Indenture, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Securities Act, the Trust Indenture Act and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities and the Guarantees by the Underwriters;

                   (n) other than as disclosed in or contemplated by the
              Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending or, to the knowledge of the Company or Tyco, threatened to which Tyco or any of its subsidiaries is or may be a party or to which any property or assets of Tyco or any of its subsidiaries is or may be the subject which, if determined adversely to Tyco or any of its subsidiaries, could individually or in the aggregate have, or reasonably be expected to have, a Material Adverse Effect or which could be reasonably expected to materially and adversely affect the consummation of the transactions contemplated by this Agreement or the performance by the Company and Tyco of their respective obligations hereunder; and no such proceedings are pending or, to the best of the Company's and Tyco's knowledge, threatened against Tyco or any of its subsidiaries which are required to be disclosed in the Registration Statement or the Prospectus, other than those disclosed therein; and there are no contracts, mortgages, loan agreements, notes, leases or other documents to which Tyco or any of its subsidiaries is a party or by which any of them may be bound or to which any property or assets of Tyco or any of its subsidiaries is subject that are required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required;

                   (o) except as disclosed in the Prospectus, no labor dispute with the employees of Tyco or any of its subsidiaries exists or, to the knowledge of the Company or Tyco, is threatened, which could reasonably be expected to result in a Material Adverse Effect;

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                   (p) neither the Company nor Tyco is, and upon the issuance and sale of the Securities and the issuance of the Guarantees as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                   (q) neither the Company nor Tyco or, to the best of the
              Company's and Tyco's knowledge, any officer, director, employee agent or shareholder thereof, in each case acting on behalf of the Company or Tyco, as the case may be, has done any act or authorized, directed or participated in any act, in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, applicable to such entity or person for which civil or criminal liability or penalties, as the case may be, could currently be imposed on the Company or Tyco;

                   (r) the choice of law provisions set forth in this Agreement are legal, valid and binding under the laws of Luxembourg and Bermuda, respectively, and will be recognized and given effect to by the courts of Luxembourg and Bermuda, respectively, (unless a court determined that doing so would be contrary to public policy in Luxembourg and Bermuda, respectively,); each of the Company and Tyco has the legal capacity to sue and be sued in its own name under the laws of Luxembourg and Bermuda, respectively; each of the Company and Tyco has, under the laws of Luxembourg and Bermuda, respectively, the power to submit, and has irrevocably submitted, to the jurisdiction of the New York courts and has validly and irrevocably appointed CT Corporation System, 1633 Broadway, New York, New York 10019, U.S.A. (and any successor entity), as its authorized agent for the service of process pursuant to this Agreement; the irrevocable submission of the Company and Tyco to the jurisdiction of the New York courts and the waiver by the Company and Tyco of any immunity and any objection to the venue of the proceeding in a New York court, included in this Agreement, are legal, valid and binding under the laws of Luxembourg and Bermuda, respectively; neither the Company nor Tyco or any of their respective assets is entitled to immunity (or any similar defense) from suit, execution, attachment or other legal process in Luxembourg and Bermuda, respectively; this Agreement is in proper legal form under the laws of Luxembourg and Bermuda, respectively, for the enforcement thereof against the Company and Tyco, respectively, and nothing in Luxembourg and Bermuda law, respectively, prevents suit upon this Agreement in the courts of Luxembourg and Bermuda, respectively; it is not necessary (a) in order to enable the Underwriters to exercise or enforce their rights under this Agreement in Luxembourg and Bermuda, respectively, or (b) by reason of the entry into and/or the performance of this Agreement, that any of the Underwriters should be licensed, qualified, authorized or entitled to do business in Luxembourg and Bermuda, respectively; and

                   (s) in any proceedings in Luxembourg and Bermuda,
              respectively, or elsewhere in connection with this Agreement, the Company and Tyco will not be entitled to claim for themselves or any of their respective assets or property immunity from suit, execution, attachment or other legal process.

          Any certificate signed by any officer of the Company or Tyco delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Company or Tyco, as the case may be, to each Underwriter as to the matters covered thereby.

          5. The Company and Tyco, jointly and severally, covenant and agree with each of the several Underwriters as follows:

                   (a) to file the Prospectus in a form approved by you pursuant to Rule 424 under the Securities Act not later than the Commission's close of business on the second Business Day following the date of determination of the offering prices of the Securities or, if applicable, such earlier time as may be required by Rule 424(b);

                   (b) to furnish to each Representative and counsel for the
              Underwriters, at the expense of the Company and Tyco, a signed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits and documents incorporated by reference therein and, during the period mentioned in paragraph (g) below, to furnish each of the Underwriters as many copies of any preliminary prospectus and the Prospectus (including all amendments and supplements thereto) and documents incorporated by reference therein as you may reasonably request;

                   (c) from the date hereof and prior to the Closing Date, to furnish you a copy of any proposed amendment or supplement to the Registration Statement or the Prospectus, for your review, and not to file any such proposed amendment or supplement to which you reasonably and timely object;

                   (d) to file promptly, subject to the provisions of paragraph
              (c) above, all reports and any definitive proxy or information statements required to be filed by Tyco with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act during the period mentioned in paragraph (f) below;

                   (e) during the period mentioned in paragraph (g) below, to advise you promptly, and to confirm such advice in writing, (i) when any amendment to the Registration Statement shall have become effective, (ii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation or threatening of any proceeding for that purpose known to the Company or Tyco, and (iv) of the receipt by the Company or Tyco of any notification with respect to any suspension of the qualification of the Securities and the Guarantees for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use their respective best efforts to prevent the issuance of any such stop order or notification and, if issued, to obtain as soon as possible the withdrawal thereof;

                   (f) the Company and Tyco will comply with the Securities Act and the Exchange Act so as to permit the completion of the distribution of the Securities and the Guarantees contemplated in this Agreement and in the Prospectus;

                   (g) if, during such period after the first date of the public offering of the Securities and the Guarantees as in the opinion of counsel for the Underwriters a prospectus relating to the Securities and the Guarantees is required by law to be delivered in connection with sales of the Securities and the Guarantees by an Underwriter or dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at the expense of the Company and Tyco, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Securities may have been sold by you on behalf of the Underwriters and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law;

                   (h) to endeavor to qualify the Securities and the Guarantees for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Securities and the Guarantees; provided that neither the Company nor Tyco shall be required to file a general consent to service of process or qualify as a foreign corporation in any jurisdiction in which it is not so qualified or as a dealer in securities in any jurisdiction in which it is not so qualified or subject itself to taxation in respect of doing business in any jurisdiction in which it is not so subject;

                   (i) to use the net proceeds received by the Company from the sale of the Securities pursuant to this Agreement in the manner specified in the Prospectus under "Use of Proceeds";

                   (j) to make generally available to their security holders and to you as soon as practicable an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of Tyco occurring after the "effective date" (as defined in Rule 158) of the Registration Statement;

                   (k) so long as the Securities and the Guarantees are
              outstanding, to furnish to you copies of all reports or other communications (financial or other) furnished to holders of Securities and the Guarantees and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange;

                   (m) during the period beginning on the date hereof and
              continuing to and including the Business Day following the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of or guaranteed by the Company or Tyco which are substantially similar to the Securities or the Guarantees without prior written consent of the Representatives; and

                   (n) whether or not the transactions contemplated in this
              Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all costs and expenses
              (i) incident to the preparation, issuance, execution, authentication and delivery of the Securities and the Guarantees, including any expenses of the Trustee, (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectus (including, in each case, all exhibits, amendments and supplements thereto), (iii) incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities and the Guarantees under the laws of such jurisdictions as the Underwriters may designate, including reasonable fees of counsel for the Underwriters and their disbursements, (iv) in connection with the listing of the Securities and the Guarantees on any stock exchange, (v) related to any filing with the National Association of Securities Dealers, Inc., (vi) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the Indenture, the Preliminary and Supplemental Blue Sky Memoranda and any Legal Investment Survey and the furnishing to the Underwriters and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided and (vii) payable to rating agencies in connection with the rating of the Securities, it being understood that the Company and Tyco shall not be responsible for the fees and expenses of counsel to the Underwriters except as explicitly set forth herein.

                   6. The several obligations of the Underwriters hereunder shall be subject to the following conditions:

                   (a) the representations and warranties of the Company and
              Tyco contained herein are true and correct on and as of the Closing Date as if made on and as of the Closing Date and the Company and Tyco shall have complied with all agreements and all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date;

                   (b) the Prospectus shall have been filed with the Commission pursuant to Rule 424 within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act; no stop order suspending the effectiveness of the

              Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your satisfaction;

                   (c) subsequent to the execution and delivery of this
              Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of
              (i) any downgrading, (ii) any intended or potential downgrading or
              (iii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company or Tyco by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

                   (d) since the respective dates as of which information is
              given in the Prospectus there shall not have been any material change in the capital stock or long-term debt of Tyco or any of its subsidiaries, or any Material Adverse Effect otherwise than as set forth or contemplated in the Prospectus, the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities and the Guarantees on the terms and in the manner contemplated in the Prospectus;

                   (e) the Representatives shall have received on and as of the
              Closing Date a certificate of a managing director or an executive officer of each of the Company and Tyco with specific knowledge about each of the Company's and Tyco's financial matters, satisfactory to you to the effect set forth in subsections (a) through (c) of this Section and to the further effect that there has not occurred any Material Adverse Effect;

                   (f) M. Brian Moroze, General Counsel for Tyco International
              (US), Inc., a subsidiary of the Company ("Tyco US"), shall have furnished to you a written opinion, dated the Closing Date, in form and substance satisfactory to you, to the effect set forth in Exhibit A-1 hereto;

                   (g) Kramer, Levin, Naftalis & Frankel, counsel for the
              Company and Tyco, shall have furnished to you their written opinion, dated the Closing Date, in form and substance satisfactory to you, to the effect set forth in Exhibit A-2 hereto;

                   (h) Zeyen Beghin Feider Loeff Claeys Verbeke, Luxembourg
              counsel for the Company, shall have furnished to you their written opinion, dated the Closing Date, in form and substance satisfactory to you, to the effect set forth in Exhibit A-3 hereto;

                   (i) Appleby, Spurling & Kempe, Bermuda counsel for Tyco,
              shall have furnished to you their written opinion, dated the Closing Date, in form and substance satisfactory to you, to the effect set forth in Exhibit A-4 hereto;

                    (j) on the date hereof and on the Closing Date, Coopers &
              Lybrand L.L.P. shall have furnished to you letters, dated such dates, in form and substance satisfactory to you, containing statements and information of the type customarily included in accountants "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus;

                    (k) you shall have received on and as of the Closing Date
              an opinion of Fried, Frank, Harris, Shriver & Jacobson, counsel to the Underwriters, with respect to the validity of the Indenture, the Securities and the Guarantees, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters; and

                   (l) on or prior to the Closing Date, the Company shall have furnished to the Representatives such further certificates and documents as the Representatives shall reasonably request.

                   7. The Company and Tyco, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including without limitation the reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company or Tyco shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company or Tyco in writing by such Underwriter through the Representatives expressly for use therein; provided that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased Securities if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) and, if required by law, a copy of the Prospectus (as so amended or supplemented) shall not have been furnished to such person at or prior to the written confirmation of the sale of such Securities to such person.

         Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, Tyco and their respective directors and officers who sign the Registration Statement and each person who controls the Company or Tyco within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company and Tyco to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Company and Tyco in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

         If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters and such control persons of Underwriters shall be designated in writing by the first of the named Representatives on each of Schedules I-A, I-B and I-C hereto and any such separate firm for the Company, Tyco and their respective directors and officers who sign the Registration Statement and such control persons of the Company and Tyco shall be designated in writing by the Company and Tyco. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement unless the Indemnifying Person in good faith shall be contesting the reasonableness of such fees and expenses (but only to the extent so contested) or the entitlement of the Indemnified Person to indemnification under the terms of this Section 7. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

         If the indemnification provided for in the first and second paragraphs of this Section 7 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and Tyco on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and Tyco on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and Tyco on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Securities and Guarantees (net of underwriting discounts and commissions but before deducting expenses) received by the Company and Tyco and the total underwriting discounts and the commissions received by the Underwriters bear to the aggregate public offering price of the Securities and Guarantees. The relative fault of the Company and Tyco on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and Tyco or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company, Tyco and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amount of the Securities set forth opposite their names in Schedules I-A, I-B and I-C hereto, and not joint.

         The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company and Tyco set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, Tyco, their respective officers or directors or any other person controlling the Company or Tyco and (iii) acceptance of and payment for any of the Securities and the Guarantees.

                   8. Notwithstanding anything herein contained, this Agreement may be terminated in the absolute discretion of the Representatives, by notice given to the Company or Tyco, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market System, the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of or guaranteed by the Company or Tyco shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Representatives, is material and adverse and which, in the judgment of the Representatives, makes it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

                   9. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Securities which it or they have agreed to purchase under this Agreement, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Securities, the other Underwriters shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedules II-A, II-B and II-C hereto bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this
Section 9 by an amount in excess of one-tenth of such principal amount of Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Securities and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased, and arrangements satisfactory to you, the Company and Tyco for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or Tyco. In any such case either you or the

Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                   10. If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or Tyco to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or Tyco shall be unable to perform its obligations under this Agreement or any condition of the Underwriters' obligations cannot be fulfilled, the Company and Tyco agree to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering of the Securities and the Guarantees.

                   11. This Agreement shall inure to the benefit of and be binding upon the Company, Tyco, the Underwriters and any Indemnified Persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor or assign by reason merely of such purchase.

                   12. Any action by the Underwriters hereunder may be taken by you jointly or by the first of the named Representatives set forth in each of Schedules I-A, I-B and I-C hereto alone on behalf of the Underwriters, and any such action taken by you jointly or by the first of the named Representatives set forth in each of Schedules I-A, I-B and I-C hereto alone shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given at the address set forth in each of Schedules I-A, I-B and I-C hereto. Notices to the Company and Tyco shall be given to them, if to the Company, at 6, Avenue Emile Reuter, 2nd Floor, L-2420, Luxembourg, Attention: the Managing Directors; if to Tyco, at The Gibbons Building, 10 Queens Street, Suite 301, Hamilton HM 11, Bermuda, Attention: Secretary, with a copy to Tyco International
(US), Inc., One Tyco Park, Exeter, New Hampshire 03833; Attention: General Counsel.

                   13. Each of the Company and Tyco (i) agrees that any legal suit, action or proceeding brought by any party to enforce any rights under or with respect to this Agreement or any other document or the transactions contemplated hereby or thereby may be instituted in any state or federal court in The City of New York, State of New York, U.S.A., (ii) irrevocably waives to the fullest extent permitted by law any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding,
(iii) irrevocably waives to the fullest extent permitted by law any claim that and agrees not to claim or plead in any court that any such action, suit or proceeding brought in such court has been brought in an inconvenient forum and (iv) irrevocably submits to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding or for recognition and enforcement of any judgment in respect thereof.

         Each of the Company and Tyco hereby irrevocably and unconditionally designates and appoints CT Corporation System, 1633 Broadway, New York, New York 10019, U.S.A. (and any successor entity), as its authorized agent to receive and forward on its behalf service of any and all process which may be served in any such suit, action or proceeding in any such court and agrees that service of process upon CT Corporation shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and shall be taken and held to be valid personal service upon it. Said designation and appointment shall be irrevocable. Nothing in this Section 13 shall affect the right of the Underwriters, their affiliates or any indemnified party to serve process in any manner permitted by law or limit the right of the Underwriters, their affiliates or any indemnified party to bring proceedings against the Company or Tyco in the courts of any jurisdiction or jurisdictions. Each of the Company and Tyco further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of CT Corporation in full force and effect so long as the Securities and the Guarantees are outstanding but in no event for a period longer than five years from the date of this Agreement. Each of the Company and Tyco hereby irrevocably and unconditionally authorizes and directs CT Corporation to accept such service on its behalf. If for any reason CT Corporation ceases to be available to act as such, each of the Company and Tyco agrees to designate a new agent in New York City on the terms and for the purposes of this provision reasonably satisfactory to the Underwriters.

          To the extent that either the Company or Tyco has or hereafter may acquire any immunity from jurisdiction of any court (including, without limitation, any court in the United States, the State of New York, Luxembourg, Bermuda or any political subdivision thereof) or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property or assets, this Agreement, or any other documents or actions to enforce judgments in respect of any thereof, it hereby irrevocably waives such immunity, and any defense based on such immunity, in respect of its obligations under the above-referenced documents and the transactions contemplated thereby, to the extent permitted by law.

                   14. If pursuant to a judgment or order being made or registered against the Company or Tyco, any payment under or in connection with this Agreement to an Underwriter is made or satisfied in a currency (the "Judgment Currency") other than in United States dollars then, to the extent that the payment (when converted into United States dollars at the rate of exchange on the date of payment or, if it is not practicable for such Underwriter to purchase United States dollars with the Judgment Currency on the date of payment, at the rate of exchange as soon thereafter as it is practicable for it to do so) actually received by such Underwriter falls short of the amount due under the terms of this Agreement, the Company or Tyco shall, to the extent permitted by law, as a separate and independent obligation, indemnify and hold harmless such Underwriter against the amount of such short fall and such indemnity shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. For the purpose of this Section, "rate of exchange" means the rate at which the Underwriter is able on the relevant date to purchase

United States dollars with the Judgment Currency and shall take into account any premium and other costs of exchange.

                   15. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

                                   Very truly yours,

                                   TYCO INTERNATIONAL GROUP S.A.

                                   By: /s/ RICHARD W. BRANN
                                      -----------------------------------
                                       Name:  Richard W. Brann
                                       Title: Managing Director

                                   TYCO INTERNATIONAL LTD.

                                   By: /s/ MARK H. SWARTZ
                                      -----------------------------------
                                       Name:  Mark H. Swartz
                                       Title: Executive Vice President

Accepted:  June 4, 1998

J.P. MORGAN SECURITIES INC.
MORGAN STANLEY & CO. INCORPORATED
LEHMAN BROTHERS INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH
             INCORPORATED
CREDIT SUISSE FIRST BOSTON CORPORATION
DONALDSON, LUFKIN & JENRETTE
      SECURITIES CORPORATION
ABN AMRO INCORPORATED
BEAR, STEARNS & CO. INC.
BT ALEX. BROWN INCORPORATED
CITICORP SECURITIES, INC.
CREDIT LYONNAIS SECURITIES (USA) INC.
FIRST CHICAGO CAPITAL MARKETS, INC.
FIRST UNION CAPITAL MARKETS CORP.
NATIONSBANC MONTGOMERY SECURITIES LLC
PAINEWEBBER INCORPORATED
SCOTIA CAPITAL MARKETS (USA) INC.
UBS SECURITIES LLC

By:  J.P. Morgan Securities Inc.

By: /s/ Maria Sramek
   -------------------------------
     Maria Sramek
     Vice President


                                                   SCHEDULE I-A

Representatives:                               J.P. Morgan Securities Inc.
                                               Morgan Stanley & Co. Incorporated
                                               Lehman Brothers Inc.
                                               Merrill Lynch, Pierce, Fenner & Smith
                                                           Incorporated
                                               Credit Suisse First Boston Corporation
                                               Donaldson, Lufkin & Jenrette
                                                          Securities Corporation

                                               BT Alex. Brown Incorporated
                                               First Chicago Capital Markets, Inc.
                                               NationsBanc Montgomery Securities LLC

Underwriting Agreement Dated:                  June 4, 1998

Registration Statement No.:                    333-50855 and 333-50855-01

Title of Securities:                           6-1/8% Notes due 2001

Aggregate Principal Amount:                    $750,000,000

Purchase Price:                                99.562% plus accrued interest, if any, from June 9, 1998

Price to Public:                               99.912% of the principal amount of the Securities, plus accrued interest, if any, from June 9, 1998 to the Closing Date

Indenture:                                     Indenture dated as of June 9, 1998 among Tyco International Group
                                               S.A., Tyco International Ltd., The Bank of New York, as Trustee as
                                               amended by the Supplemental Indenture No. 1 dated as of June 9, 1998

Maturity:                                      June 15, 2001

Interest Rate:                                 6-1/8% per annum, accruing from June 9, 1998

Interest Payment Dates:                        June 15 and December 15, commencing December 15, 1998

Optional Redemption Provisions:                None

Sinking Fund Provisions:                       None

Other Provisions:                              None

Closing Date and Time of Delivery:             June 9, 1998

Closing Location:                              New York, New York

Address for Notices to                         c/o J.P. Morgan Securities Inc.
  Underwriters:                                60 Wall Street
                                               New York, New York 10260


                                                   SCHEDULE I-B

Representatives:                               J.P. Morgan Securities Inc.
                                               Morgan Stanley & Co. Incorporated
                                               Lehman Brothers Inc.
                                               Merrill Lynch, Pierce, Fenner & Smith
                                                             Incorporated
                                               Credit Suisse First Boston Corporation
                                               Donaldson, Lufkin & Jenrette
                                                          Securities Corporation
                                               ABN AMRO Incorporated
                                               Credit Lyonnais Securities (USA) Inc.
                                               First Union Capital Markets Corp.
                                               Scotia Capital Markets (USA) Inc.

Underwriting Agreement Dated:                  June 4, 1998

Registration Statement No.:                    333-50855 and 333-50855-01

Title of Securities:                           6-3/8% Notes due 2005

Aggregate Principal Amount:                    $750,000,000

Purchase Price:                                98.966% plus accrued interest, if any, from June 9, 1998

Price to Public:                               99.591% of the principal amount of the Securities, plus accrued interest, if any, from June 9, 1998 to the Closing Date

Indenture:                                     Indenture dated as of June 9, 1998 among Tyco International Group
                                               S.A., Tyco International Ltd., The Bank of New York, as Trustee as
                                               amended by the Supplemental Indenture No. 2 dated as of June 9, 1998

Maturity:                                      June 15, 2005

Interest Rate:                                 6-3/8% per annum, accruing from June 9, 1998

Interest Payment Dates:                        June 15 and December 15, commencing December 15, 1998

Optional Redemption Provisions:                None

Sinking Fund Provisions:                       None

Other Provisions:                              None

Closing Date and Time of Delivery:             June 9, 1998

Closing Location:                              New York, New York

Address for Notices to                         c/o J.P. Morgan Securities Inc.
  Underwriters:                                60 Wall Street
                                               New York, New York 10260


                                                   SCHEDULE I-C

Representatives:                               J.P. Morgan Securities Inc.
                                               Morgan Stanley & Co. Incorporated
                                               Lehman Brothers Inc.
                                               Merrill Lynch, Pierce, Fenner & Smith
                                                            Incorporated
                                               Credit Suisse First Boston Corporation
                                               Donaldson, Lufkin & Jenrette
                                                        Securities Corporation
                                               Bear, Stearns & Co. Inc.
                                               Citicorp Securities, Inc.
                                               PaineWebber Incorporated
                                               UBS Securities LLC

Underwriting Agreement Dated:                  June 4, 1998

Registration Statement No.:                    333-50855 and 333-50855-01

Title of Securities:                           7% Notes due 2028

Aggregate Principal Amount:                    $500,000,000

Purchase Price:                                98.404% plus accrued interest, if any, from June 9, 1998

Price to Public:                               99.279% of the principal amount of the Securities, plus accrued interest, if any, from June 9, 1998 to the Closing Date

Indenture:                                     Indenture dated as of June 9, 1998 among Tyco International Group
                                               S.A., Tyco International Ltd., The Bank of New York, as Trustee as
                                               amended by the Supplemental Indenture No. 3 dated as of June 9, 1998

Maturity:                                      June 15, 2028

Interest Rate:                                 7% per annum, accruing from June 9, 1998

Interest Payment Dates:                        June 15 and December 15, commencing December 15, 1998



Optional Redemption Provisions:                The Notes may be redeemed, in whole or in part, at the option of the Company at any time at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes, and (ii) as determined by the Quotation Agent (as defined in the Indenture), the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption)
                                               discounted to the date of redemption on a semiannual basis
                                               (assuming a 360-day year consisting of twelve 30-day months) at the
                                               Adjusted Redemption Treasury Rate (as defined in the Indenture)
                                               plus 15 basis points plus, in each case, accrued interest thereon to the date of redemption.  The Notes are also subject to redemption to the extent provided in Article Twelve of the Indenture.

Sinking Fund Provisions:                       None

Other Provisions:                              None

Closing Date and Time of Delivery:             June 9, 1998

Closing Location:                              New York, New York

Address for Notices to                         c/o J.P. Morgan Securities Inc.
  Underwriters:                                60 Wall Street

                                               New York, New York 10260

                                  SCHEDULE II-A

6-1/8% NOTES DUE 2001:
----------------------

                                                     Principal Amount of
              Underwriter                        Securities To Be Purchased
              -----------                        --------------------------
J.P. Morgan Securities Inc....................   $    238,000,000

Morgan Stanley & Co. Incorporated.............   $    197,500,000

Lehman Brothers Inc. .........................   $     88,000,000

Merrill Lynch, Pierce, Fenner & Smith
                   Incorporated...............   $     88,000,000

Credit Suisse First Boston Corporation........   $     58,000,000

Donaldson, Lufkin & Jenrette
           Securities Corporation.............   $     58,000,000

BT Alex. Brown Incorporated...................   $      7,500,000

First Chicago Capital Markets, Inc............   $      7,500,000

NationsBanc Montgomery Securities LLC.........   $      7,500,000
                                                  ---------------

         Total................................   $    750,000,000
                                                  ---------------
                                                  ---------------


                                                   SCHEDULE II-B

6-3/8% NOTES DUE 2005:
----------------------

                                                    Principal Amount of
              Underwriter                        Securities To Be Purchased
              -----------                        --------------------------

J.P. Morgan Securities Inc.....................  $      233,500,000

Morgan Stanley & Co. Incorporated..............  $      194,500,000

Lehman Brothers Inc. ..........................  $       88,000,000

Merrill Lynch, Pierce, Fenner & Smith
                   Incorporated................  $       88,000,000

Credit Suisse First Boston Corporation.........  $       58,000,000

Donaldson, Lufkin & Jenrette
           Securities Corporation..............  $       58,000,000

ABN AMRO Incorporated..........................  $        7,500,000

Credit Lyonnais Securities (USA) Inc...........  $        7,500,000

First Union Capital Markets Corp...............  $        7,500,000

Scotia Capital Markets (USA) Inc...............  $        7,500,000
                                                  -----------------

         Total.................................  $      750,000,000
                                                  -----------------
                                                  -----------------


                                  SCHEDULE II-C

7% NOTES DUE 2028:
------------------

                                                     Principal Amount of
              Underwriter                        Securities To Be Purchased
              -----------                        --------------------------
J.P. Morgan Securities Inc.....................  $   156,000,000

Morgan Stanley & Co. Incorporated..............  $   130,000,000

Lehman Brothers Inc. ..........................  $    58,500,000

Merrill Lynch, Pierce, Fenner & Smith
                   Incorporated................  $    58,500,000

Credit Suisse First Boston Corporation.........  $    38,500,000

Donaldson, Lufkin & Jenrette
           Securities Corporation..............  $    38,500,000

Bear, Stearns & Co. Inc........................  $     5,000,000

Citicorp Securities, Inc.......................  $     5,000,000

Paine Webber Incorporated......................  $     5,000,000

UBS Securities LLC.............................  $     5,000,000
                                                  --------------

         Total.................................  $   500,000,000
                                                  --------------
                                                  --------------

                                                                    Exhibit A-1

                     FORM OF OPINION OF THE GENERAL COUNSEL
                          OF TYCO (US) TO BE DELIVERED
                            PURSUANT TO SECTION 6(f)

      (i) Each of Tyco and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

      (ii) Each significant subsidiary of Tyco (as such term is defined in Rule 1-02 of Regulation S-X under the Securities Act) (each, a "Significant Subsidiary" and together with all of Tyco's other subsidiaries, the "Subsidiaries") is a corporation validly organized and existing under the laws of its jurisdiction of incorporation, has the requisite power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing under the laws of each other jurisdiction in which such qualification is required except where the failure to be so qualified and be in good standing would not have a Material Adverse Effect; and all of the issued shares of capital stock of each Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable, and (except for non-material liens that have arisen in the ordinary course of business and, in the case of non-United States subsidiaries, for directors' qualifying shares) are owned directly or indirectly by Tyco or the Company, as the case may be, directly or indirectly, free and clear of all liens, encumbrances, equities or claims.

      (iii) To the best of such counsel's knowledge, other than as disclosed in or contemplated by the Prospectus, there are no legal or governmental proceedings pending or threatened to which Tyco or any of its Subsidiaries is or may be a party or to which any property of Tyco or any of its Subsidiaries is or may be the subject which, if determined adversely to Tyco or such subsidiaries, could individually or in the aggregate reasonably be expected to have a Material Adverse Effect or which could reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement or the performance by Tyco or the Company of all of the provisions of their respective obligations hereunder.

      (iv) To the best of such counsel's knowledge, no legal or governmental proceedings are pending or threatened against Tyco or any of its Subsidiaries which are required to be disclosed in the Registration Statement or the Prospectus; other than those disclosed therein.

      (v) To the best of such counsel's knowledge there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other documents to which Tyco or the Company is a party or by which any of them may be bound that are required to be described in the Registration Statement or the Prospectus or required to be filed as an exhibit to the Registration Statement, other than those described or filed or incorporated by reference as an exhibit as required.

      (vi) This Agreement has been duly executed and delivered by each of the Company and Tyco;

      (vii) The Securities have been duly executed by the Company.

      (viii) The Guarantees have been duly executed by Tyco.

      (ix) The Indenture has been duly executed and delivered by each of the Company and Tyco.

      (x) Neither Tyco nor any of its Subsidiaries is, or, based upon presently existing circumstances with the giving of notice or lapse of time or both would be, in violation of or in default under, their respective Charters or by-laws or any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument known to such counsel to which Tyco or any of its Subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which individually and in the aggregate would not result in a Material Adverse Effect (other than with respect to Tyco's Memorandum of Association and Bye-Laws and the Company's Articles of Association, as to which such counsel need not express an opinion) or are not material to the holders of the Securities and the Guarantees.

      (xi) The execution, delivery, and performance by the Company and Tyco of this Agreement, the Indenture, the Securities and the Guarantees, as applicable, and the consummation of the transactions contemplated hereby, thereby and in the Registration Statement (including the issue and sale of the Securities and the Guarantees and the use of proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and the compliance by the Company and Tyco with their respective obligations under this Agreement do not and will not, whether with or without the giving of notice or the lapse of time or both, conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge, or encumbrance upon the property or assets of the Company or any Subsidiary pursuant to, any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other material agreement or instrument known to such counsel to which Tyco or any of its Subsidiaries is a party or is bound or to which any of their respective properties or assets is subject (except for such conflicts, breaches, defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will any such action result in any violation of the provisions of the Charter or the by-laws of any subsidiary of Tyco (other than the Company) or any applicable law or statute or any order, writ, decree, rule or regulation to the knowledge of such counsel (other than state securities or Blue Sky laws or regulations, as to which counsel need express no opinion) of any court or governmental agency or body having jurisdiction over Tyco or any of its Subsidiaries or any of their respective properties or assets.

      (xii) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States, the State of New York or the Commonwealth of Massachusetts is legally required to be obtained by the Company or Tyco in connection with the authorization, execution and delivery of this Agreement and the Indenture or the consummation of the transactions contemplated hereby and thereby (including the issuance and sale of the Securities and the issuance of the Guarantees), except such consents, approvals, authorizations, orders, registrations or qualifications as have been obtained under the Securities Act and the Trust Indenture Act and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities and the distribution of the Guarantees by the Underwriters.

      (xiii) The statements in the Prospectus under "Legal Proceedings" incorporated by reference from

Item 3 of Part I of Tyco's Transition Report on Form 10-K for the nine months ended September 30, 1997 and in the Registration Statement in Item 15, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present in all material respects the information called for with respect to such legal matters, documents or proceedings.

      (xiv) Each document incorporated by reference in the Registration Statement and the Prospectus, when filed with the Commission under the Exchange Act, complied as to form in all material respects with the requirements of the Exchange Act (except that such counsel need express no opinion as to financial statements, the notes thereto and related schedules and other financial, numerical or accounting data included in or omitted from any of the documents referred to in this paragraph (xv) or as to Form T-1).

      (xv) To the best of such counsel's knowledge, no holders of securities of Tyco or any of its Subsidiaries have rights to the registration of such securities or other securities as a result of the filing by the Company and the Guarantees of the Registration Statement or the offering contemplated thereby.

      (xvi) Neither the Company nor Tyco is an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

         Although such counsel has not undertaken to determine independently the accuracy and completeness of the statements contained in the Registration Statement, the Prospectus or any supplements or amendments thereto, such counsel has obtained information as a result of discussions and meetings with officers and other representatives of the Company and Tyco and discussions with representatives of the independent public accountants of the Company and Tyco, in connection with the preparation of the Registration Statement and the Prospectus and the examination of other information and documents requested by such counsel. Although such counsel has not undertaken to determine independently, and, therefore, such counsel does not assume responsibility, explicitly or implicitly, for the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus or any amendments or supplements thereto, and such counsel cannot provide assurance that its procedures described in this sentence would necessarily reveal matters of significance with respect to the following comments, during the course of the above-described procedures, nothing has come to such counsel's attention that has caused such counsel to believe that the Registration Statement or any amendment thereto (including the documents incorporated by reference therein), on the effective date thereof or on the date of this Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any supplement thereto (including documents incorporated therein by reference), on the date of this Agreement or on the date of such opinion, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need not express a view with respect to financial statements, notes thereto and related schedules and other financial or accounting data included in the Registration Statement or the Prospectus).

     In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company, Tyco and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law
(1991). Such opinion may state that such counsel expresses no opinion concerning any laws other than the laws of the Commonwealth of Massachusetts and the State of New York and the Federal laws of the United States of America.

                                                                     Exhibit A-2

                   FORM OF OPINION OF THE COMPANY'S AND TYCO'S
                            UNITED STATES COUNSEL TO
                      BE DELIVERED PURSUANT TO SECTION 6(g)

      (i) This Agreement constitutes the valid and binding agreement of the Company and Tyco enforceable against the Company and Tyco in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium and other similar laws affecting enforceability of creditors' rights generally and general principles of equity and except as rights to indemnity and contribution hereunder may be limited by applicable law.

      (ii) When the Securities have been duly authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, the Securities will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium and other similar laws affecting enforceability of creditors' rights generally and general principles of equity and entitled to the benefits provided by the Indenture.

      (iii) When the Securities have been duly authenticated in accordance with the terms of the Indenture and issued and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, the Guarantees will constitute valid and binding obligations of Tyco entitled to the benefits provided by the Indenture and enforceable against Tyco in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium and other similar laws affecting enforceability of creditors' rights generally and general principles of equity.

      (iv) The Indenture constitutes a valid and binding instrument of each of the Company and Tyco enforceable against each of the Company and Tyco in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium and other similar laws affecting enforceability of creditors' rights generally and general principles of equity; and the Indenture has been duly qualified under the Trust Indenture Act.

      (v) The Indenture has been duly qualified under the Trust Indenture Act.

      (vi) The descriptions of documents contained in the Prospectus under "Description of the Notes", "Description of Debt Securities and the Guarantees", "Plan of Distribution" and "Underwriting" conform in all material respects to the terms of the applicable documents.

      (vii) The Registration Statement, the Prospectus, excluding the documents incorporated by reference therein, and each amendment and supplement to the Registration Statement and the Prospectus comply as to form in all material respects with the requirements of the Securities Act and the Trust Indenture Act.

      (viii) The Registration Statement has been declared effective under the Securities Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act, and no proceedings for that purpose have been instituted or are pending or, to such counsel's knowledge, threatened by the Commission.

      (ix) The statements made in the Prospectuses under "Certain United States Federal Income and Luxembourg Tax Consequences" to the extent that they are statements of United States federal laws or legal conclusions thereunder, have been reviewed by us and fairly present the information disclosed therein in all material respects.

     Although such counsel has not undertaken to determine independently the accuracy and completeness of the statements contained in the Registration Statement, the Prospectus or any supplements or amendments thereto, such counsel has obtained information as a result of discussions and meetings with officers and other representatives of the Company and Tyco and discussions with representatives of the independent public accountants of the Company and Tyco, in connection with the preparation of the Registration Statement, the Prospectus and any amendments and supplements thereto, and the examination of other information and documents deemed relevant by such counsel. Although such counsel has not undertaken to determine independently, and, therefore, such counsel does not assume responsibility, explicitly or implicitly, for the accuracy and completeness of the statements contained in the Registration Statement, the Prospectus or any supplements or amendments thereto, and such counsel cannot provide assurance that its procedures described in the preceding sentence would necessarily reveal matters of significance with respect to the following comments, during the course of the above-described procedures, nothing has come to such counsel's attention that has caused such counsel to believe that the Registration Statement or any amendment thereto (including documents incorporated therein by reference), on the effective date thereof or on the date of this Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto (including documents incorporated therein by reference), on the date of this Agreement or on the date of such opinion, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need not express a view with respect to financial statements, notes thereto and related schedules and other financial or accounting data included in the Registration Statement or the Prospectus).

     In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company, Tyco and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991). Such opinion may state that such counsel expresses no opinion concerning any laws other than the laws of the State of New York and the Federal laws of the United States of America and that as to various matters relating to the authorization, execution and delivery of this Agreement, the Indenture, the Securities and the Guarantees, such counsel has relied upon the opinions of the General Counsel of Tyco (US), Luxembourg counsel to the Company and Bermuda counsel to Tyco.

                                                                     Exhibit A-3

                   FORM OF OPINION OF THE COMPANY'S LUXEMBOURG
                       COUNSEL TO BE DELIVERED PURSUANT TO
                                  SECTION 6(h)

      (i) The Company is a corporation validly organized and existing as a corporation under the laws of Luxembourg.

      (ii) The Company has the requisite power and authority (corporate and other) to own, lease and operate its properties and to conduct its business as described in the Prospectus as then amended or supplemented and to enter into and perform its obligations under this Agreement, the Indenture and the Securities.

      (iii) All of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable, and (except for non-material liens that have arisen in the ordinary course of business and for directors' qualifying shares) are owned directly or indirectly by Tyco, free and clear of all liens, encumbrances, equities or claims.

      (iv) To the best of such counsel's knowledge, other than as disclosed in or contemplated by the Prospectus, there are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject, before or brought by any court or governmental agency or body in Luxembourg which, if determined adversely to the Company or such subsidiaries, could individually or in the aggregate reasonably be expected to have a material adverse effect on the business, prospects, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole, or which could reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations thereunder.

      (v) This Agreement has been duly authorized, executed and delivered by the Company.

      (vi) The Securities have been duly authorized by the Company.

      (vii) The Indenture has been duly authorized by the Company.

      (viii) The execution, delivery, and performance by the Company of this Agreement, the Indenture and the Securities, and the consummation of the transactions contemplated hereby, thereby and in the Registration Statement (including the issue and sale of the Securities and the use of proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and the compliance by the Company with its obligations under this Agreement do not and will not, whether with or without the giving of notice or the lapse of time or both, result in any violation of the provisions of the Charter of the Company or any applicable law or statute or any order, writ, decree, rule or regulation of Luxembourg or of any court or governmental agency or body in Luxembourg having jurisdiction over the Company or any of its properties or assets.

      (ix) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body in Luxembourg is legally required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement and the Indenture or the consummation of the transactions contemplated hereby and thereby (including the issuance and sale of the Securities) except such consents, approvals, authorizations, orders, registrations or qualifications as have been obtained.

      (x) The statements made in the Prospectus under "Certain United States Federal Income and Luxembourg Tax Consequences" to the extent that they are statements of Luxembourg law or legal conclusions thereunder, have been reviewed by us and fairly present the information disclosed therein in all material respects.

      (xi) The courts of Luxembourg will give effect to: (i) the choice of the laws of New York to govern this Agreement and the Indenture which stipulate New York as the choice of law assuming such choice is valid under the laws of the state of New York; (ii) the submission to the jurisdiction of the federal and state courts in The City of New York, State of New York by the Company in this Agreement and in the Indenture which contain such submission to jurisdiction clause, assuming such submission is valid under the laws of the state of New York; (iii) the appointment by the Company of CT Corporation System as an agent for service of process in this Agreement and in the Indenture; and (iv) the waiver of any objection to the venue of any action in any such court (including the waiver and agreement not to claim any objection that the proceeding has been in an inconvenient forum).

      (xii) A final and conclusive judgment of a court of the United States under which a sum of money is payable may be the subject of enforcement proceedings in the [Supreme Court] of Luxembourg by action for the debt evidenced by the foreign court's judgment.

      (xiii) Under the circumstances of the sale of the Securities to the Underwriters in the manner contemplated by the this Agreements and the resale of the Securities by the Underwriters, no ad valorem stamp duties or similar taxes are payable in Luxembourg.

         In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991). Such opinion may state that such counsel expresses no opinion concerning any laws other than the laws of Luxembourg.

                                                                     Exhibit A-4

                            FORM OF OPINION OF TYCO'S
                         BERMUDA COUNSEL TO BE DELIVERED
                            PURSUANT TO SECTION 6(i)

      (i) Tyco is a limited liability company validly organized and existing and in good standing under the laws of Bermuda.

      (ii) Tyco has the requisite power and authority (corporate and other) to own, lease and operate its properties and to conduct its business as described in, the Prospectus as then amended or supplemented and to enter into and perform its obligations under this Agreement, the Indenture and the Guarantees.

      (iii) To the best of such counsel's knowledge, other than as disclosed in or contemplated by the Prospectus, there are no legal or governmental proceedings pending or threatened to which Tyco or any of its subsidiaries is or may be a party or to which any property of Tyco or any of its subsidiaries is or may be the subject, before or brought by any court or governmental agency or body in Bermuda which, if determined adversely to Tyco or such subsidiaries, could individually or in the aggregate reasonably be expected to have a Material Adverse Effect or which could reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement or the performance by Tyco of its obligations thereunder.

      (iv) This Agreement has been duly authorized by Tyco.

      (v) The Guarantees have been duly authorized by Tyco.

      (vi) The Indenture has been duly authorized by Tyco.

      (vii) The execution, delivery, and performance by Tyco of this Agreement, the Indenture and the Guarantees, and the consummation of the transactions contemplated hereby, thereby and in the Registration Statement (including the issuance of the Guarantees) and the compliance by Tyco with its obligations under this Agreement do not and will not, whether with or without the giving of notice or the lapse of time or both, result in any violation of the provisions of the Charter or the bye-laws of Tyco or any applicable law or statute or any order, writ, decree, rule or regulation of Bermuda or of any court or governmental agency or body in Bermuda having jurisdiction over Tyco or any of its properties or assets.

      (viii) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body in Bermuda is legally required to be obtained by Tyco in connection with the authorization, execution and delivery of this Agreement and the Indenture or the consummation of the other transactions contemplated hereby and thereby (including the issuance of the Guarantees), except for the BMA permission which has been obtained and the filing of the Prospectus pursuant to Section 26(1) of The Companies Act, 1981 which has been made.

      (ix) The information in the Registration Statement under the first paragraph of Item 15, insofar as such information constitutes a summary of the legal matters, documents or proceedings under the laws of Bermuda referred to therein, fairly presents the information with respect to such legal matters, documents or proceedings.

      (x) The courts of Bermuda will give effect to: (i) the choice of the laws of New York to govern this Agreement and the Indenture which stipulate New York as the choice of law assuming such choice is valid under the laws of the state of New York; (ii) the submission to the jurisdiction of the federal and state courts in The City of New York, State of New York by Tyco in this Agreement and in the Indenture which contain such submission to jurisdiction clause, assuming such submission is valid under the laws of the state of New York; (iii) the appointment by Tyco of CT Corporation System as an agent for service of process contained in this Agreement and in the Indenture which contain such an appointment clause; and (iv) the waiver of any objection to the venue of any action in any such court (including the waiver and agreement not to claim any objection that the proceeding has been in an inconvenient forum).

      (xi) A final and conclusive judgment of a court of the United States under which a sum of money is payable (not being a sum payable in respect of taxes or other charges of a like nature, in respect of a fine of other penalty, or in respect of Multiple Damages as defined in The Protection of Trading Interest Act, 1981) may be the subject of enforcement proceedings in the Supreme Court of Bermuda under the Common Law Doctrine of Obligation by action for the debt evidenced by the foreign court's judgment. A final opinion as to the availability of this remedy should be sought when the facts surrounding the United States court's judgment are known, but, on general principles, one would expect such proceedings to be successful provided that:

          (a) the court which gave the judgment was competent to hear the action in accordance with Private International Law Principles as applied in Bermuda;

          (b) the judgment is not contrary to public policy in Bermuda, has not been obtained by fraud, or in proceedings contrary to natural justice and is not based on an error in Bermuda law; and

      (c)enforcement of such a judgment against assets in Bermuda may involve the conversion of the judgment into Bermuda dollars, but the Bermuda Monetary Authority's policy is to give the consents necessary to enable recovery in the currency of the obligation.

      (xiv) Under the circumstances of the sale of the Securities to the Underwriters in the manner contemplated by this Agreement and the resale of the Securities by the Underwriters, no ad valorem stamp duties or similar taxes are payable in Bermuda.

     In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of Tyco and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991). Such opinion may state that such counsel expresses no opinion concerning any laws other than the laws of Bermuda.

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